                                                                    EXHIBIT 99.1

METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A

$304,203,000   Class A 6.85% Asset Backed Notes
$ 26,452,783   Class B Fixed Rate Asset Backed Notes


           STATEMENT TO NOTEHOLDERS PURSUANT TO SECTION 5.06 OF THE
                      TRANSFER AND SERVICING AGREEMENT


Payment Date:                                                                                               20-Jan-98

(i)    Amount of principal being paid on the Notes:
         (a)  Class A Notes                                                                                     $0.00
              per $1,000 original principal amount:                                                       $0.00000000

         (b)  Class B Notes                                                                                     $0.00
              per $1,000 original principal amount:                                                       $0.00000000

         (c)  Total                                                                                             $0.00

(ii)   Amount of interest being paid on the Notes
         (a)  Class A Notes                                                                             $1,736,492.13
              per $1,000 original principal amount:                                                       $5.70833335

         (b)  Class B Notes                                                                               $171,666.15
              per $1,000 original principal amount:                                                       $6.48953080

         (c)  Total                                                                                     $1,908,158.28

(iii)  Balances at the end of the related Collection Period
         (a)  Pool Balance at the end of the related Collection Period                                $330,655,783.00
         (b)  aggregate Principal Balance of the Receivables                                          $330,587,809.05
         (c)  amount in the Principal Funding Account                                                      $67,973.95

(iv)   After giving effect to distributions on this Distribution Date:
         (a)  outstanding principal amount of Class A Notes:                                          $304,203,000.00
         (b)  Class A Note Pool Factor:                                                                     1.0000000

(v)    Amount of Servicing Fee being paid:                                                                $137,773.24

(vi)   Amount of Administration Fee being paid:                                                               $500.00

(vii)  Aggregate Acquisition Amounts for Collection Period:
         (a) by Transferor                                                                                      $0.00
         (b) by Servicer                                                                                        $0.00

(viii) Amount of Realized Losses for the Collection:                                                            $0.00

(ix)   Ending Reserve Account Balance:                                                                  $4,742,046.01

(x)    Specified Reserve Account Balance:                                                               $4,742,046.01

(xi)     (a)  Noteholders' Class A Interest Distributable Amount:                                       $1,736,492.13
         (b)  Noteholders' Class B Interest Distributable Amount:                                         $171,666.15
         (c)  Class A Noteholders' Principal Distributable Amount:                                              $0.00
         (d)  Class B Noteholders' Principal Distributable Amount:                                              $0.00
         (e)  Amount withdrawn from Reserve Account per Section 5.05(c) or (d)                                  $0.00

(xii)  Deliquency Summary
         (a)  Delinquencies 61 to 90 days                                                                 $166,713.00
         (b)  Delinquencies over 90 days                                                                  $122,958.00

(xiii) Deliquency Summary - % of aggregate principal balance of the receivables
         (a)  Delinquencies 61 to 90 days                                                                       0.05%
         (b)  Delinquencies over 90 days                                                                        0.04%
